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                                                                 EXHIBIT 10.9(b)



                Each of the parties identified in the table below is party to an employment agreement with Advanced Medical Optics, Inc. in the form attached as
Exhibit 10.9(a). Each party's employment agreement is identical except for such party's Base Salary, position, agreement date and Prior Agreements, each of which is set forth in the table below.



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EMPLOYEE NAME                       BASE SALARY   POSITION                         AGREEMENT DATE     PRIOR AGREEMENTS
Aimee S. Weisner.................   $215,000      Corporate Vice President,        January 18, 2002   Retention Agreement among the
                                                  General Counsel and Secretary                       Company, Allergan and the
                                                                                                      Executive dated January 18,
                                                                                                      2002

Jane E. Rady.....................   $250,000      Corporate Vice President,        April 8, 2002      Agreement between Allergan and
                                                  Strategy and Technology                             Executive dated April 8, 2002
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